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Nathan Speicher	Mike Barger
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nathan.speicher@kci1.com	mike.barger@kci1.com

CENTAUR GUERNSEY L.P. INC. REPORTS
FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS FOR 2013

-  Fourth quarter 2013 Centaur Guernsey L.P. Inc. (“Centaur” or the "Company") revenue of $469.8 million, up 6.8% from the prior-year period as reported and 7.3% from the prior-year period on a constant currency basis

- Fourth quarter 2013 loss from continuing operations of $51.7 million compared to $56.2 million for the prior-year period

-  Fourth quarter 2013 total Adjusted EBITDA from continuing operations1 of $191.9 million compared to $193.0 million for the prior-year period

- KCI closed on the previously-announced acquisition of SystagenixTM

Highlights of the fourth quarter and year ended December 31, 2013

Centaur revenue for the fourth quarter of 2013 was $469.8 million, up from the prior-year comparable period by 7.3% on a constant currency basis. Our loss from continuing operations for the fourth quarter of 2013 was $51.7 million compared to $56.2 million in the prior-year period. Adjusted EBITDA from continuing operations were $191.9 million for the fourth quarter of 2013, compared to $193.0 million in the prior-year period.

Centaur revenue for the year ended December 31, 2013 was $1,758.9 million, up from the prior year by 1.2% on a constant currency basis. Our loss from continuing operations for the year ended December 31, 2013 was $555.4 million compared to $233.6 million in the prior-year period. Adjusted EBITDA from continuing operations were $717.1 million for the year ended December 31, 2013, compared to $735.8 million in the prior-year period.

On October 28, 2013, KCI closed on the previously-announced acquisition of Systagenix. Systagenix has a broad portfolio of innovative advanced wound care products with a focus on moist wound healing dressings - including PROMOGRAN PRISMA®, the collagen dressing market leader, TIELLE® (foam) and ADAPTIC® (non adherent contact layers). Systagenix distributes over 20 million advanced wound care dressings each month to more than 70 countries.

The successful completion of the Systagenix acquisition marks an important milestone in the advancement of our long-term strategy to be the global leader in transformational healing solutions. Over the coming quarters, we will continue integrating the Systagenix business into our broader wound care portfolio of products and therapies. As a result, we have renamed our business segments. Revenues related to KCI and Systagenix products are included within the Advanced Wound Therapeutics segment and revenue related to LifeCell is now reported under the Regenerative Medicine segment. We believe these segments reflect the nature of our businesses and are consistent with the manner in which we manage the Company.

“We are pleased with both the performance of our Regenerative Medicine business and the progress we continue to make in our Advanced Wound Therapeutics business,” said Joe Woody, President and Chief Executive Officer.

Our consolidated financial statements include Systagenix results for the period subsequent to the close date of the acquisition.

Financial Position

Total cash at December 31, 2013 was $206.9 million. During 2013, Centaur generated cash of $136.8 million from operations, used cash of $563.8 million in investing activities and generated cash of $250.6 million in financing activities. Investing and financing activities included the acquisition of Systagenix. On January 22, 2014 we entered into an amendment of our senior secured credit agreement which reduced the nominal interest rate of our senior secured credit facility by 50 basis points.

As of December 31, 2013, total long-term debt outstanding was $4.89 billion and our Net Leverage Ratio2 was 6.0x. On October 28, 2013, upon the closing of the Systagenix acquisition, KCI paid a purchase price of $485.0 million, subject to adjustment, using cash on hand and proceeds from $350 million of incremental borrowings under our existing senior secured credit facility.

Discontinued Operations

On November 8, 2012, we completed the transaction whereby our Therapeutic Support Systems ("TSS") business was acquired by Getinge AB. As a result of the sale, the results of the operations of our TSS business are presented as discontinued operations in the condensed consolidated statements of operations for all periods presented. Discontinued operations amounts related to TSS exclude the impact of corporate overhead support expenses, incremental expenses related to our transition services agreement with Getinge AB and the service fee payable by Getinge AB under the agreement.

Company Structure

Centaur is a non-operating holding company whose business is comprised of the operations of its wholly-owned subsidiaries KCI and LifeCell.  Centaur is controlled by investment funds advised by Apax Partners and controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board and certain other co-investors.  Unless otherwise noted in this report, the terms “we,” “our” or “Company,” refer to Centaur and its subsidiaries, collectively.

Non-GAAP Financial Information

Within this document, we have presented 1) Adjusted EBITDA from continuing operations, as defined in our senior secured credit agreement and 2) supplemental revenue data to exclude the impact of foreign currency fluctuations on a non-GAAP basis.

These non-GAAP financial measures do not replace the presentation of our GAAP results. We have provided this supplemental non-GAAP information because it may provide meaningful information regarding our results on a basis that better facilitates an understanding of our results of operations which may not be otherwise apparent under GAAP. Management uses this non-GAAP financial information, along with GAAP information, for reviewing the operating results of its business segments and for analyzing potential future business trends. In addition, we believe some investors may use this information in a similar fashion. A reconciliation of certain GAAP selected financial information for the periods presented to the non-GAAP selected financial information provided is included herein.

1Adjusted EBITDA from continuing operations excludes the operations of our previously-divested TSS business and the impact of merger-related expenses, foreign currency gains or losses, business optimization expenses and other expenses specified in the reconciliation within this release.

2 The Net Leverage Ratio represents Net Debt divided by Consolidated EBITDA for the last twelve months. Net Debt consists of total indebtedness including capital leases and other financing obligations, less cash and cash equivalents up to the greater of$300.0 million or 40% of Consolidated EBITDA for the last twelve months. Consolidated EBITDA, as defined in our senior secured credit agreement, represents Adjusted EBITDA from continuing operations plus "run rate" cost savings and a pro forma adjustment related to EBITDA of Systagenix for the first 10 months of 2013, which is not included in our consolidated financial statements.

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(dollars in thousands)

	Three months ended December 31,			Year ended December 31,
	2013	2012	% Change	2013	2012	% Change
Revenue:
Rental	$180,803	$199,851	(9.5)%	$750,252	$822,201	(8.8)%
Sales	288,984	240,081	20.4	1,008,659	924,252	9.1
Total revenue	469,787	439,932	6.8	1,758,911	1,746,453	0.7

Rental expenses	85,116	95,059	(10.5)	358,595	443,446	(19.1)
Cost of sales	79,862	58,884	35.6	261,569	249,338	4.9
Gross profit	304,809	285,989	6.6	1,138,747	1,053,669	8.1

Selling, general and administrative expenses	177,697	157,000	13.2	696,175	602,781	15.5
Research and development expenses	19,484	18,173	7.2	75,624	71,859	5.2
Acquired intangible asset amortization	49,448	48,724	1.5	188,571	220,984	(14.7)
Impairment of goodwill and intangible assets	—	—	—	443,400	—	—
Operating earnings (loss)	58,180	62,092	(6.3)	(265,023)	158,045	—

Interest income and other	323	199	62.3	1,602	829	93.2
Interest expense	(104,733)	(113,515)	(7.7)	(419,877)	(466,622)	(10.0)
Loss on extinguishment of debt	—	(31,481)	—	(2,364)	(31,481)	(92.5)
Foreign currency loss	(10,291)	(13,429)	(23.4)	(22,226)	(13,001)	71.0
Derivative instruments gain (loss)	(1,624)	(2,960)	(45.1)	1,576	(31,433)	—
Loss from continuing operations before income tax benefit	(58,145)	(99,094)	(41.3)	(706,312)	(383,663)	84.1
Income tax benefit	(6,414)	(42,923)	(85.1)	(150,957)	(150,048)	0.6
Loss from continuing operations	(51,731)	(56,171)	(7.9)	(555,355)	(233,615)	137.7
Gain (loss) from discontinued operations, net of tax	(1,004)	95,878	—	(3,303)	92,198	—
Net earnings (loss)	$(52,735)	$39,707	—%	$(558,658)	$(141,417)	—%

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(in thousands)

	December 31, 2013	December 31, 2012
Assets:
Current assets:
Cash and cash equivalents	$206,949	$383,150
Accounts receivable, net	407,578	355,718
Inventories, net	181,567	139,850
Deferred income taxes	23,621	—
Prepaid expenses and other	53,161	39,511
Total current assets	872,876	918,229

Net property, plant and equipment	333,725	388,482
Debt issuance costs, net	102,054	96,476
Deferred income taxes	31,459	20,003
Goodwill	3,378,661	3,479,775
Identifiable intangible assets, net	2,549,201	2,666,201
Other non-current assets	4,669	5,598

	$7,272,645	$7,574,764

Liabilities and Equity:
Current liabilities:
Accounts payable	$50,316	$40,970
Accrued expenses and other	328,975	284,163
Current installments of long-term debt	26,311	23,383
Income taxes payable	3,368	—
Deferred income taxes	2,199	57,528
Total current liabilities	411,169	406,044

Long-term debt, net of current installments and discount	4,865,503	4,554,112
Non-current tax liabilities	53,682	44,465
Deferred income taxes	1,003,784	1,069,480
Other non-current liabilities	40,432	43,267
Total liabilities	6,374,570	6,117,368
Equity:
General partner's capital	—	—
Limited partners’ capital	900,218	1,457,913
Accumulated other comprehensive loss, net	(2,143)	(517)
Total equity	898,075	1,457,396

	$7,272,645	$7,574,764

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (in thousands)

	Year ended December 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(558,658)	$(141,417)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt issuance costs and discount	35,838	29,155
Depreciation and other amortization	335,959	436,370
Loss (gain) on disposition of assets	4,423	(152,701)
Amortization of fair value step-up in inventory	3,162	25,021
Fixed asset and inventory impairment	30,580	22,116
Impairment of goodwill and intangible assets	443,400	—
Write-off of other intangible assets	16,885	—
Provision for bad debt	7,308	8,984
Loss on extinguishment of debt	2,364	31,481
Equity-based compensation expense	2,925	2,069
Deferred income tax benefit	(187,089)	(126,389)
Unrealized loss (gain) on derivative instruments	(4,645)	30,002
Unrealized loss on revaluation of cross currency debt	14,450	6,272
Change in assets and liabilities:
Decrease (increase) in accounts receivable, net	(10,924)	37,574
Increase in inventories, net	(17,171)	(18,797)
Decrease (increase) in prepaid expenses and other	(9,338)	2,468
Increase (decrease) in accounts payable	1,137	(8,815)
Increase (decrease) in accrued expenses and other	20,449	(24,537)
Increase in tax liabilities, net	5,724	3,837
Net cash provided by operating activities	136,779	162,693

Cash flows from investing activities:
Additions to property, plant and equipment	(80,911)	(91,567)
Increase in inventory to be converted into equipment for short-term rental	1,286	5,269
Dispositions of property, plant and equipment	1,298	2,630
Proceeds from disposition of assets held for sale	—	244,317
Business acquired in purchase transaction, net of cash acquired	(478,748)	(15,097)
Increase in identifiable intangible assets and other non-current assets	(6,747)	(1,017)
Net cash provided (used) by investing activities	(563,822)	144,535

Cash flows from financing activities:
Capital contributions from limited partners	—	239
Distribution to limited partners	(1,572)	(2,199)
Settlement of profits interest units	(176)	—
Repayments of long-term debt and capital lease obligations	(69,396)	(118,767)
Payment of debt issuance costs	(20,477)	(19,473)
Acquisition financing for Systagenix:
Proceeds from borrowings on Incremental Term Loan D-1	349,563	—
Payment of debt issuance costs	(7,340)	—
Net cash provided (used) by financing activities	250,602	(140,200)
Effect of exchange rate changes on cash and cash equivalents	240	696
Net increase (decrease) in cash and cash equivalents	(176,201)	167,724
Cash and cash equivalents, beginning of period	383,150	215,426
Cash and cash equivalents, end of period	$206,949	$383,150

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Reconciliation from GAAP to Non-GAAP
Supplemental Revenue Data
(dollars in thousands)
(unaudited)

	Three months ended December 31,				GAAP % Change	Constant Currency % Change (1)
	2013			2012 GAAP
	GAAP	FX Impact	Constant Currency
Advanced Wound Therapeutics revenue:
Rental	$179,135	$1,362	$180,497	$197,717	(9.4)%	(8.7)%
Sales	167,066	918	167,984	128,384	30.1	30.8
Total	346,201	2,280	348,481	326,101	6.2	6.9

Regenerative Medicine revenue:
Rental	1,668	—	1,668	2,134	(21.8)	(21.8)
Sales	121,918	(125)	121,793	111,697	9.2	9.0
Total	123,586	(125)	123,461	113,831	8.6	8.5

Total Revenue:
Rental	180,803	1,362	182,165	199,851	(9.5)	(8.8)
Sales	288,984	793	289,777	240,081	20.4	20.7
Total	$469,787	$2,155	$471,942	$439,932	6.8%	7.3%

	Year ended December 31,				GAAP % Change	Constant Currency % Change (1)
	2013			2012 GAAP
	GAAP	FX Impact	Constant Currency
Advanced Wound Therapeutics revenue:
Rental	743,818	4,723	$748,541	815,560	(8.8)%	(8.2)%
Sales	546,909	3,470	550,379	496,698	10.1	10.8
Total	1,290,727	8,193	1,298,920	1,312,258	(1.6)	(1.0)

Regenerative Medicine revenue:
Rental	6,434	—	6,434	6,641	(3.1)	(3.1)
Sales	461,750	(278)	461,472	427,554	8.0	7.9
Total	468,184	(278)	467,906	434,195	7.8	7.8

Total Revenue:
Rental	750,252	4,723	754,975	822,201	(8.8)	(8.2)
Sales	1,008,659	3,192	1,011,851	924,252	9.1	9.5
Total	$1,758,911	$7,915	$1,766,826	$1,746,453	0.7%	1.2%

(1) Represents percentage change between 2013 non-GAAP Constant Currency revenue and 2012 GAAP revenue.

CENTAUR GUERNSEY L.P. INC. AND SUBSIDIARIES
Reconciliation from GAAP to Non-GAAP
Selected Financial Information
(dollars in thousands)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2013	2012	2013	2012

Net earnings (loss)	$(52,735)	$39,707	$(558,658)	$(141,417)
Loss (gain) on disposition of assets	1,234	(152,701)	4,423	(152,701)
Interest expense, net of interest income	104,689	113,332	419,337	465,988
Income tax expense (benefit)	(7,044)	17,099	(153,025)	(92,330)
Foreign currency loss	10,291	13,429	22,226	13,001
Depreciation and other amortization	83,933	89,475	335,959	436,370
Derivative instruments (gain) loss	1,624	2,960	(1,576)	31,433
Management fees and expenses	4,787	1,478	8,910	6,589
Equity-based compensation expense	879	883	2,925	2,069
Acquisition, disposition and financing expenses (1)	13,518	53,675	36,364	69,659
Business optimization expenses(2)	22,832	13,769	91,525	56,425
Other permitted expenses (3)	7,745	2,198	508,227	56,353
Adjusted EBITDA	191,753	195,304	716,637	751,439
Adjusted EBITDA from discontinued operations (4)	148	(2,263)	498	(15,681)
Adjusted EBITDA from continuing operations	$191,901	$193,041	$717,135	$735,758

Adjusted EBITDA from continuing operations as a percentage of revenue	40.8%	43.9%	40.8%	42.1%

(1) Represents loss (gain) on extinguishment of debt, and labor, travel, training, consulting and other costs associated with acquisition and disposition activities, including the disposition of our TSS business and acquisition of Systagenix.
(2) Represents labor, travel, training, consulting and other costs associated exclusively with our business optimization initiatives.
(3) Represents charges for the impairment of goodwill, intangible assets and fixed assets; the write-off of in-process research and development and other intangible assets; amortization of the fair value step-up in inventory and other permitted expenses.
(4) Adjusted EBITDA from discontinued operations includes the (gain) loss from discontinued operations, excluding any related gain or loss on disposition of assets, adjusted as defined in our senior secured credit agreement.